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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

Date of Report:  January 18, 2000

                                 SPIGADORO, INC.
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               (Exact name of registrant as specified in charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

       001-15617                                          13-3920210
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(Commission File Number)                      (IRS Employer Identification No.)



            70 East 55th Street, 24th Floor, New York, New York 10022
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            (Address of principal executive offices)       (Zip Code)

          Registrant's telephone no. including area code: 212-754-4271
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            (Former Address, if changed since Last Report) (Zip Code)


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ITEM 5.  OTHER EVENTS

         On January 13, 2000, Spigadoro, Inc. f/k/a IAT Multimedia, Inc. (the "Company") announced that as of January 18, 2000, shares of the Company's common stock will begin trading on The American Stock Exchange ("AMEX") under the symbol "SRO." The Company's common stock formerly traded on the Nasdaq National Market under the symbol "IATA."




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPIGADORO, INC.

                                      By: /s/ Jacob Agam
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                                          Jacob Agam
                                          Chairman of the Board and Chief
                                            Executive Officer

Date:  January 18, 2000


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